SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 12, 2000


                             BELL & HOWELL COMPANY
                             ----------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



                  1-13746                             36-3875177
                  -------                             ----------
          (Commission File Number)          (IRS Employer Identification No.)




5215 Old Orchard Road, Skokie, Illinois                           60077-1076
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip code)


(Registrant's telephone number, including area code)       847-470-7100
                                                           ------------

Item 5.  Other Events.

         On January 12, 2000, the Company filed a press release announcing plans to create two new companies. A copy of the press release is attached as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

         (99.1) Press Release dated January 12, 2000.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              BELL & HOWELL COMPANY



Date:  January 12, 2000                      /s/ Todd Buchardt
                                            ------------------------------
                                            Todd Buchardt
                                            General Counsel & Secretary